UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADMA	Nasdaq Global Market
Preferred Share Purchase Rights	—	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

ADMA Biologics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 27, 2021. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of two (2) Class II directors to serve until the Company’s 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their successors shall have been duly elected and qualified;

2.	The approval of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 shares to 300,000,000 shares; and

3.	The ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

At the close of business on April 1, 2021, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 123,044,981 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 88,053,693 shares of the Company’s common stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the two Class II directors were elected, (ii) the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 shares to 300,000,000 shares was approved, and (iii) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified.

Proposal No. 1 — Election of the Class II Directors

The vote with respect to the election of each of the directors was as follows:

Nominees	For	Withheld	Broker Non-Votes
Steven A. Elms	55,871,445	4,320,831	27,861,417
Adam S. Grossman	55,038,315	5,153,961	27,861,417

Proposal No. 2 — Increase the Number of Authorized Shares of Common Stock

The vote with respect to the approval of amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 shares to 300,000,000 shares was as follows:

For	Against	Abstain
78,995,071	8,439,892	618,730

Proposal No. 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was as follows:

For	Against	Abstain
85,889,791	1,263,754	900,148

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of ADMA Biologics, Inc., dated as of May 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 28, 2021	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer